UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 9, 2017

Date of Report (Date of earliest event reported)

HELIUS MEDICAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

WYOMING	000-55364	36-4787690
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

(Exact name of registrant as specified in charter)

642 Newtown Yardley Road Suite 100

Newtown, Pennsylvania, 18940

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (215) 944-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)
☐	Precommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))
☐	Precommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☑

Item 7.01	Regulation FD Disclosure

On November 9, 2017, Helius Medical Technologies, Inc. (the “Company”) hosted a live webcast to report on data from the Company’s completed registrational clinical trial of the PoNS™ device for the treatment of chronic balance deficits due to mild to moderate traumatic brain injury and a recently completed long term treatment study conducted at the University of Wisconsin-Madison (the “Data”).  A copy of the slides presented during the webcast is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A transcript of the webcast is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.  On November 9, 2017, the Company issued a press release announcing the Data.  The full text of the Company’s press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific references in such a filing.

Item 9.01.Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Slide Presentation, dated November 9, 2017.
99.2	Transcript of webcast, dated November 9, 2017.
99.3	Press Release, dated November 9, 2017 titled “Helius Medical Technologies Announces Positive Results from its Registrational Clinical Trial for Traumatic Brain Injury (TBI).”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIUS MEDICAL TECHNOLOGIES, INC.

Dated: November 9, 2017	By:	/s/ Joyce LaViscount
Joyce LaViscount, Chief Financial Officer

3